                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)               August 15, 1998
                                                          ----------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                       TMS Mortgage Inc.
                 The Money Store Home Equity Corp.
                 The Money Store/ Minnesota Inc.
                 The Money Store/ Kentucky Inc.
                 The Money Store/ D.C. Inc.
                 --------------------------
           (Exact name of registrant as specified in its charter)


New Jersey                                                       Applied For
----------                                                       -----------


State or other            (Commission                       (IRS Employer
jurisdiction of           File Number)                      ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                        (908) 686-2000
                                                            --------------

                                       n/a
-------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                    Other Events
                          ------------


          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the August 17, 1998 Remittance Date.

                       SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 THE MONEY STORE INC.


                                                 By: /s/ Harry Puglisi
                                                 -------------------------------
                                                           Harry Puglisi
                                                             Treasurer




          Dated:                 08/31/98

                                  Schedule A

                              List of Originators
                              -------------------

                           Residential Trust 1998-I
                           ------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE AUGUST 12, 1998 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                     $4,545,739.81


    LESS: SERVICE FEE                                                 40,294.85
          CONTINGENCY FEE                                             40,294.85
          OTHER SERVICER FEES (Late Charges/Escrow)                    7,256.51
          UNREIMBURSED MONTHLY ADVANCES                                    0.00
                                                               ----------------

                                                                      87,846.21
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                          0.00
          PRE-FUNDING ACCOUNT TRANSFER                                     0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                            0.00
                                                               ----------------

                                                                           0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                0.00

                                                               ----------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                              4,457,893.60
                                                               ================

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      44,148,413.16

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                      3,374,591.07
    CLASS A-2                                                              0.00
    CLASS A-3                                                              0.00
    CLASS A-4                                                              0.00
    CLASS A-5                                                              0.00
    CLASS M-1                                                              0.00
    CLASS M-2                                                              0.00
    CLASS B                                                                0.00

TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                               3,374,591.07


4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                    0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                    0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                    0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                  0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                      0.00
        CLASS M REALIZED LOSS AMOUNT                                                                      0.00
        CLASS B REALIZED LOSS AMOUNT                                                                      0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                                    0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                        7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                        1,625,391.45
   # OF LOANS                                                                                              141

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                  203,330.26

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                  467,210.19

9.  AMOUNT OF INTEREST RECEIVED                                                                   2,241,653.36

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                       0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                               254.98

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                    5,323.27

13. CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                    235,642.16
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                 3,374,591.07
      (C) CARRY FORWARD AMOUNT                                                  0.00
      (D) MONTHLY ADVANCE                                                       0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                           3,610,233.23

    CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                    102,015.83
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                         0.00
      (C) CARRY FORWARD AMOUNT                                                  0.00
      (D) MONTHLY ADVANCE                                                       0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                             102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                    151,630.46
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                         0.00
      (C) CARRY FORWARD AMOUNT                                                  0.00
      (D) MONTHLY ADVANCE                                                       0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                                             151,630.46


      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                                                 127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                                                 107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   724,336.43
         (B) PRINCIPAL DISTRIBUTION AMOUNT                3,374,591.07
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL CLASS A REMITTANCE AMOUNT                                                 4,098,927.50

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                                                 136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                                                 118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL CLASS M REMITTANCE AMOUNT                                                   254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                    94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                                    94,500.00

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                 1,073,819.76
         (B) PRINCIPAL DISTRIBUTION AMOUNT                3,374,591.07
         (C) CARRY FORWARD AMOUNT                                 0.00
         (D) MONTHLY ADVANCE                                      0.00

         TOTAL REMITTANCE AMOUNT                                                         4,448,410.83

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                                          0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                                                        0.00


    15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                         40,773,822.09


    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             19,745,000.00


    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             29,277,000.00


    (D) CLASS A-4 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             23,496,000.00


    (E) CLASS A-5 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             17,989,000.00


    (F) CLASS M-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             22,500,000.00


    (G) CLASS M-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             19,000,000.00


    (H) CLASS B PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             13,500,000.00


    (I) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                            186,280,822.09


16. TRIGGER EVENT CALCULATION                                                                             TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1) (i)  EXCEEDS 50% OF (ii)
        (i)  SIXTY-DAY DELINQUENCY RATIO                                            1.34%
        (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                 39.74%            3.37%            NO

    (2) BOTH (A) AND (B) OCCUR

        (A) EITHER (X) OR (Y) OCCUR
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 9%           OR                                             0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,200,000               5,323.27      NO

        (B) EITHER (X) OR (Y) OCCUR
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 15%           OR                                            0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,400,000                 5,323.27      NO                     NO


                                                                                                                  ----------
                IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                     NO
                                                                                                                  ----------


17. CUMULATIVE REALIZED LOSSES                                                                     5,323.27

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                              0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                  40,294.85

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                40,294.85

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                    9,482.77

    (D) FHA PREMIUM ACCOUNT                                                                          918.82

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                        0.00
           (B) SECTION 5.04 (c)                                                                        0.00
           (C) SECTION 5.04 (d)(ii)                                                                    0.00
           (D) SECTION 5.04 (e)                                                                        0.00
           (E) SECTION 5.04 (f)(i)                                                                80,589.70

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                       40,773,822.09                      0.74823963
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                      54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                       19,745,000.00                      1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                      19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                       29,277,000.00                      1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                      29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                       23,496,000.00                      1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                      23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                       17,989,000.00                      1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                      17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                       22,500,000.00                      1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                      22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                       19,000,000.00                      1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                      19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                       13,500,000.00                      1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                      13,500,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                           186,280,822.09                      0.93140411
    ORIGINAL POOL PRINCIPAL BALANCE                          200,000,000.00


22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                         13.897%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                           15.447%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
        CLASS A-4, CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                           6.861%

                                                                            --------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                         02/28/98                06/30/98              07/31/98
                                                                            --------------------------------------------------------

                                                                             13.900%                13.896%                13.897%

23. (A) SENIOR PERCENTAGE                                                                               100.00%

    (B) CLASS B PERCENTAGE                                                                                0.00%

24. (A) SPREAD AMOUNT                                                                              5,026,846.07

    (B) SPECIFIED SUBORDINATED AMOUNT                                                             10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                               0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                               0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                               0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                                0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                                                                0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                                                                0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                   1,078,659.17

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                               918.82
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                  695.13

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
        RECEIVED DURING THE MONTH                                                                          0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                         20,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                                     0.00

31. CLAIMS PAID DURING THE PERIOD                                                                          0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                 0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                    0.00

34. OTHER INFORMATION                                                                                       N/A

                                             EXHIBIT L
                   REMIC DELINQUENCIES AS OF -JULY 31, 1998


RESIDENTIAL          OUTSTANDING             #
TRUST                DOLLARS                 ACCOUNTS             RANGES                 AMOUNT                NO             PCT
 1998-I             $191,307,668.16             9,992              1 TO 29 DAYS          14,607,828.98           970           7.64%
                                                                  30 TO 59 DAYS           1,512,599.16           146           0.79%
                                                                  60 TO 89 DAYS           1,004,103.06            83           0.52%
                                                                  90 AND OVER             1,463,546.99           127           0.77%


                                                                  FORECLOSURE                91,402.66             2           0.05%

                                                                  REO PROPERTY                    0.00             0           0.00%




                                                                  TOTALS                $18,679,480.85         1,328           9.76%
                                                                                    ================================================


RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                           CLASS A-1         CLASS A-2        CLASS A-3         CLASS A-4        CLASS A-5
-----------------------  --------------------  ---------------- ----------------   --------------- ----------------
(ii)                                   810.17          1,000.00         1,000.00          1,000.00        1,000.00

(vi)                                    29.83              0.00             0.00              0.00            0.00

(vii)                                    3.73              0.00             0.00              0.00            0.00

(viii)                                   8.48              0.00             0.00              0.00            0.00


(xiii)     (a)                           4.32              5.17             5.18              5.43            5.98
           (b)                          61.93              0.00             0.00              0.00            0.00
           (c)                           0.00              0.00             0.00              0.00            0.00
           (d)                           0.00              0.00             0.00              0.00            0.00


(xv)                                   748.24          1,000.00         1,000.00          1,000.00        1,000.00


(xxxv)                                   0.00              0.00             0.00              0.00            0.00




SUBCLAUSE                        CLASS M-1         CLASS M-2          CLASS B
-----------------------  --------------------  ---------------- ----------------
(ii)                                 1,000.00          1,000.00         1,000.00

(vi)                                     0.00              0.00             0.00

(vii)                                    0.00              0.00             0.00

(viii)                                   0.00              0.00             0.00


(xiii)     (a)                           6.06              6.25             7.00
           (b)                           0.00              0.00             0.00
           (c)                           0.00              0.00             0.00
           (d)                           0.00              0.00             0.00


(xv)                                 1,000.00          1,000.00         1,000.00


(xxxv)                                   0.00              0.00             0.00